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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 15, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

        NEW YORK                         0-10592                 14-1630287
  State or Other Jurisdiction of     Commission File No.      I.R.S. Employer
  Incorporation or Organization                           Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------     ------------
               A press release was issued on August 15, 2006 declaring a

               quarterly cash dividend of $0.16 per share, payable October 2,

               2006, to the shareholders of record at the close of business on

               September 8, 2006. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------
               (c)   Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------
                    99(a)              One page press release dated August 15,
                                       2006 declaring a quarterly cash dividend of $0.16 per share, payable October 2, 2006, to the shareholders of record at the close of business on September 8, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 15, 2006

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and
                                             Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                 Description                           Page
------------------         ------------------------------                ------
     99(a)                 One page press release dated August 15,          5
                           2006, declaring a quarterly cash dividend of $0.16 per share, payable October 2, to the shareholders of record at the close of business on September 8, 2006.















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TRUSTCO                                                         Exhibit 99 (a)
Bank Corp NY                                                    News Release
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5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                       NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE:

                         TRUSTCO DECLARES CASH DIVIDEND


     Glenville, New York - August 15, 2006 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.16 per share, payable October 2, 2006, to the shareholders of record at the close of business on September 8, 2006.

     TrustCo is a $3.0 billion bank holding company and through its subsidiary, Trustco Bank, operates 87 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq Global Market of the Nasdaq Stock Market under the symbol TRST.


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